UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 12, 2020

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restated Certificate of Incorporation

On May 12, 2020, Callaway Golf Company (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”) at which the Company’s shareholders approved, among other things, an amendment to the Company’s Certificate of Incorporation to eliminate cumulative voting in the election of directors (the “Voting Amendment”). In connection with the approval of the Voting Amendment, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware on May 12, 2020. On May 13, 2020, pursuant to approval by the Board of Directors of the Company (the “Board”), the Company also filed a Certificate of Change of Registered Agent and/or Registered Office with the Secretary of State of the State of Delaware to change the Company’s registered agent to The Corporation Trust Company (the “Change of Registered Agent”).

On May 14, 2020, following the filing of the Certificate of Amendment and the Change of Registered Agent, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”) that combined into one document the Company’s prior Certificate of Incorporation, as amended and supplemented to date, including the Voting Amendment. The filing of the Restated Certificate was authorized by the Board in accordance with Section 245 of the Delaware General Corporation Law.

The foregoing description of the Certificate of Amendment, Change of Registered Agent and the Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, Change of Registered Agent and the Restated Certificate, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Seventh Amended and Restated Bylaws

On May 12, 2020, upon the filing of the Certificate of Amendment, amendments to the Company’s Sixth Amended and Restated Bylaws (as so amended, the “Seventh Amended and Restated Bylaws”) became effective, (i) to provide for majority voting in uncontested elections of directors and plurality voting in contested elections, (ii) to include shareholder proxy access provisions, (iii) to include minor conforming changes in connection with the foregoing and (iv) to make other miscellaneous wording and technical amendments (collectively, the “Bylaw Amendments”). Specifically, with respect to proxy access provisions, a new Section 2.7 was added to permit a shareholder, or group of up to twenty shareholders, owning three percent or more of the Company’s outstanding common stock continuously for at least the previous three years to include director candidates in the Company’s annual meeting proxy materials, provided that the maximum number of shareholder-nominated candidates shall be equal to the greater of two or twenty percent of the number of directors then serving on the Board.

The foregoing description of the Bylaw Amendments and the Seventh Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Seventh Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.4 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2020, the Company’s shareholders approved four proposals at the Annual Meeting. Of the 94,107,978 shares of the Company’s common stock outstanding as of the record date, 82,341,701 shares were represented at the Annual Meeting.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal 1: Annual Election of Directors

The voting results for the annual election of directors are as follows:

	Shares Voted
Name of Candidate	For	Withheld	Broker Non-Votes
Oliver G. (Chip) Brewer III	74,199,290	1,302,368	6,840,043
Samuel H. Armacost	73,308,584	2,193,074	6,840,043
Scott H. Baxter	75,027,487	474,171	6,840,043
John C. Cushman, III	71,031,164	4,470,494	6,840,043
Laura J. Flanagan	74,451,189	1,050,469	6,840,043
Russell L. Fleischer	75,025,793	475,865	6,840,043
John F. Lundgren	73,591,812	1,909,846	6,840,043
Adebayo O. Ogunlesi	69,959,149	5,542,509	6,840,043
Linda B. Segre	72,701,692	2,799,966	6,840,043
Anthony S. Thornley	71,784,657	3,717,001	6,840,043

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified, on an advisory basis, the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
80,826,042	1,456,014	59,645

Proposal 3: Advisory Vote on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
74,537,763	858,982	104,913	6,840,043

Proposal 4: Amendment to the Certificate of Incorporation to Eliminate Cumulative Voting

The Company’s shareholders approved an amendment to the Company’s Certificate of Incorporation to eliminate cumulative voting in the election of directors. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
65,571,662	9,853,242	76,754	6,840,043

No other items were presented for shareholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Callaway Golf Company

3.2	Certificate of Change of Registered Agent and/or Registered Office

3.3	Restated Certificate of Incorporation of Callaway Golf Company

3.4	Seventh Amended and Restated Bylaws of Callaway Golf Company, as amended and restated as of May 12, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020	CALLAWAY GOLF COMPANY

	By:	/s/ Sarah E. Kim
	Name:	Sarah E. Kim
	Title:	Vice President, General Counsel and Corporate Secretary